Temporary Equity - Schedule of Redemption of Preferred Stock Issued (Details) - Series D Preferred Stock [Member] - USD ($) $ / shares in Units, $ in Thousands	Mar. 06, 2020	Dec. 19, 2019
Series D preferred stock issued	203,000	253,000
Per share value	$ 1.00	$ 1.00
Preferred stock redemption	$ 203	$ 253
Accrued dividends	8	9
Preferred stock redemption gross	$ 211	$ 262
Redemption percentage	129.00%	1.29%
Total	$ 272	$ 337